UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 21, 2014
(Date of Report, Date of Earliest Event Reported)

Stage Stores, Inc.
(Exact Name of Registrant as Specified in Charter)

1-14035
(Commission File Number)

NEVADA (State or Other Jurisdiction of Incorporation)	91-1826900 (I.R.S. Employer Identification No.)

10201 Main Street, Houston, Texas (Address of Principal Executive Offices)	77025 (Zip Code)

(800) 579-2302
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
 On April 21, 2014, Stage Stores, Inc. (the "Company") issued a News Release announcing that it will make a presentation at the Nomura 3rd Annual Consumer/Retail Summit on Monday, April 28, 2014, at 8:00 a.m. Eastern Time. The Company also announced that it will make a presentation at the Barclays Retail and Consumer Discretionary Conference on Tuesday, April 29, 2014, at 11:15 a.m. Eastern Time. A copy of the News Release is attached to this Form 8-K as Exhibit 99.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

99
News Release issued by Stage Stores, Inc. on April 21, 2014, announcing that it will make a presentation at the Nomura 3rd Annual Consumer/Retail Summit on Monday, April 28, 2014, at 8:00 a.m. Eastern Time and that it will make a presentation at the Barclays Retail and Consumer Discretionary Conference on Tuesday, April 29, 2014, at 11:15 a.m. Eastern Time.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STAGE STORES, INC.

April 22, 2014	/s/ Oded Shein
(Date)	Oded Shein
Executive Vice President and
Chief Financial Officer